UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 15, 2025

Flowco Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42477	99-4382473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 450	77056
Houston, Texas (Address of Principal Executive Offices)	(Zip Code)

(713) 997-4877

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FLOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2025, Flowco Holdings Inc. (the “Company”) closed its initial public offering (“IPO”) of shares of the Company’s Class A common stock, $0.0001 par value per share (the “Class A Common Stock”), at a public offering price of $24.00 per share, pursuant to the Company’s registration statement on Form S-1 (File No. 333-283663), as amended (the “Registration Statement”), as further described in the prospectus, dated January 15, 2025 (the “Prospectus”), filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Securities Act”), which is deemed to be part of the Registration Statement. In connection with the IPO and the closing of the IPO, the Company entered into the following agreements:

•

an Underwriting Agreement, dated January 15, 2025, by and among the Company, Flowco MergeCo LLC (“Flowco”), a Delaware limited liability company, J.P. Morgan Securities LLC, Jefferies LLC, and Piper Sandler & Co., as representative of the several underwriters identified on the schedule attached thereto, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Master Reorganization Agreement, dated January 15, 2025, by and among the Company, Flowco, GEC Estis Holding LLC, Flowco Production Solutions, L.L.C., Flogistix Holdings LLC, each Blocker Merger Sub, each Blocker Entity and each Blocker Entity Shareholder, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference;

•	a Master Merger Agreement, dated January 15, 2025, a copy of which is included as an Exhibit to the Master Reorganization Agreement and is incorporated herein by reference;

•

a Tax Receivable Agreement, dated January 17, 2025, by and among the Company, Flowco and each of the undersigned parties identified therein, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Registration Rights Agreement, dated January 17, 2025, by and among the Company and each other person identified on the schedule of holders attached thereto, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference;

•

a Second Amended and Restated Limited Liability Company Agreement of Flowco MergeCo LLC, dated January 17, 2025, by and among Flowco and its members identified therein, a copy of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference; and

•

a Stockholders Agreement, dated January 17, 2025, by and among the Company and the persons and entities listed on the schedules attached thereto, a copy of which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein. Certain parties to certain of these agreements have various relationships with the Company. For further information, see “Certain Relationships and Related Party Transactions” in the Prospectus.

Item 3.02. Unregistered Sales of Equity Securities.

As contemplated by the Master Reorganization Agreement, on January 17, 2025, (i) in connection with the mergers of certain “Blocker Entities” described therein immediately prior to the closing of the IPO, the Company issued an aggregate of 4,193,991 shares of Class A common stock to the equity owners of the Blocker Entities in exchange for their equity interests in the Blocker Entities and (ii) in connection with the recapitalization of Flowco contemplated therein and the use of proceeds in the IPO, the Company issued an aggregate of 65,880,671 shares of Class B common stock at the closing of the IPO to members of Flowco (excluding the Company) for nominal consideration. Such transactions were undertaken in reliance on an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors; Committee Composition; Director Compensation

Effective January 15, 2025, Paul W. Hobby, Cynthia L. Walker, and William H. White were appointed to the Board of the Directors of the Company. Ms. Walker will serve as a Class I director with a term expiring at the Company’s first annual meeting of stockholders following the IPO, Mr. White will serve as a Class II director with a term expiring at the Company’s second annual meeting of stockholders following the IPO, and Mr. Hobby will serve as a Class III director with a term expiring at the Company’s third annual meeting of stockholders following the IPO.

Biographical information for Paul W. Hobby, Cynthia L. Walker and William H. White is set forth in the Prospectus under the caption “Management” and is incorporated herein by reference. As further disclosed therein, Mr. Hobby, Ms. Walker and Mr. White will each initially serve on the Company’s Audit Committee, with Ms. Walker serving as chairperson of the Audit Committee.

Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board determined that each of Ms. Walker and Messrs. Hobby and White, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the Commission and the listing requirements of the New York Stock Exchange. Except as previously disclosed in the Registration Statement and the Prospectus, there are no transactions in which Paul W. Hobby, Cynthia L. Walker or William H. White have an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with their appointment to the Board of Directors, the Company granted to each of the non-employee directors 15,625 restricted stock units (“RSUs”) effective January 17, 2025. The RSUs granted to each of the non-employee directors will vest as described in the Prospectus under “Executive Compensation—Director Compensation.”

2025 Equity and Incentive Plan

Effective January 17, 2025, the Company’s Board of Directors adopted and approved the Company’s 2025 Equity and Incentive Plan (the “Plan”). Effective January 17, 2025, the Company’s Board of Directors approved the forms of each of the Employee Restricted Stock Unit Agreement (“Employee RSU Agreement”) and the Non-Employee Director Restricted Stock Unit Agreement (“Director RSU Agreement” and collectively, the “RSU Agreements”). Effective January 17, 2025 following the filing of the registration statement on Form S-8 relating to shares issuable under the Plan, the Compensation Committee of the Company’s Board of Directors adopted and approved the forms of RSU Agreements and initial RSU grants as contemplated by the Prospectus and described below. For further information regarding the Plan and the RSU Agreements, see “Executive—Incentive Plan” in the Prospectus and the “Initial RSU Awards to Certain Officers and Directors” described below.

A copy of the Plan is filed herewith as Exhibit 10.6 and incorporated herein by reference. A copy of the Employee RSU Agreement is filed herewith as Exhibit 10.7 and incorporated herein by reference. A copy of the Director RSU Agreement is filed herewith as Exhibit 10.8 and incorporated herein by reference. The above description of the Plan and the RSU Agreements is not complete and is qualified in its entirety by reference to such exhibit.

Initial RSU Awards to Certain Officers and Directors

As contemplated by the Prospectus, the Company’s Compensation Committee approved initial RSU Awards to employees, including the Company’s principal executive officer, principal financial officer and each of its named executive officers (“NEOs”), as well as initial RSU Awards to each of the Company’s non-employee directors. The Company issued the following number of RSUs to each of the Company’s principal executive officer, principal financial officer and its NEOs:

Joseph R. Edwards	President and Chief Executive Officer	134,792

John Gatlin	Executive Vice President and Chief Operating Officer	57,292

Jonathan W. Byers	Executive Vice President and Chief Financial Officer	50,208

Chad Roberts	Executive Vice President – Production Solutions	37,500

The initial RSUs issued to the principal executive officer, principal financial officer and NEOs will be subject to cliff vesting on the third anniversary of the grant date. The initial RSUs issued to non-employee directors will vest pro rata quarterly over a three-year period. A copy of the Employee RSU Agreement is filed herewith as Exhibit 10.7 and incorporated herein by reference. A copy of the Director RSU Agreement is filed herewith as Exhibit 10.8 and incorporated herein by reference. The above summaries of the RSU Awards are qualified in their entirety by reference to such exhibits.

Indemnification Agreements

On January 15, 2025, in connection with the IPO, the Company entered into indemnification agreements with each of its directors and officers (the “Indemnification Agreements”). The Indemnification Agreements require, among other things, the Company to indemnify each such individual to the fullest extent permitted by law against liabilities that may arise by reason of such individual’s service to the Company, and to advance or pay expenses incurred as a result of any proceeding against such individual as to which he or she could be indemnified.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, a form of which is attached as Exhibit 10.9 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 15, 2025, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), substantially in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws (the “Bylaws”), substantially in the form previously filed as Exhibit 3.3 to the Registration Statement, became effective. The Charter, among other things, provides that the Company’s authorized capital stock consists of 300,000,000 shares of Class A common stock, 150,000,000 shares of Class B common stock, and 10,000,000 shares of preferred stock. A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Charter and the Bylaws, has previously been reported by the Company in the Registration Statement. The Charter and the Bylaws are filed herewith as Exhibit 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01. Other Events

On January 17, 2025, the Company completed the IPO of 20,470,000 shares of its Class A common stock at a price to the public of $24.00 per share, which includes the exercise by the underwriters of their option to purchase an additional 2,670,000 shares of the Company’s Class A common stock. The Company intends to use the net proceeds that it receives from the proposed offering to redeem certain equity interest from certain non-affiliate holders, and with respect to the remainder, repay indebtedness under its existing credit agreement.

Forward-Looking Statements

The information in this Form 8-K includes forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this Form 8-K may be forwardlooking statements. These statements generally relate to future events or our future financial or operating performance and include statements regarding the expected size, timing and results of the initial public offering. When used in this Form 8-K or exhibits hereto, words such as “expect,” “project,” “estimate,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “forecast,” “target,” “predict,” “may,” “should,” “would,” “could,” and “will,” the negative of these terms and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management’s current expectations and assumptions, and are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s Prospectus. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of January 15, 2025, by and among J.P. Morgan Securities LLC, Jefferies LLC, and Piper Sandler & Co., as representative of the several underwriters named in Schedule I thereto

3.1	Amended and Restated Certificate of Incorporation of Flowco Holdings Inc.

3.2	Amended and Restated Bylaws of Flowco Holdings Inc.

10.1	Master Reorganization Agreement, dated January 15, 2025, by and among the by and among the Company, Flowco MergeCo LLC, GEC Estis Holding LLC, Flowco Production Solutions, L.L.C., Flogistix Holdings LLC, each Blocker Merger Sub, each Blocker Entity and each Blocker Entity Shareholder.

10.2	Tax Receivable Agreement, dated January 17, 2025, by and among the Company, Flowco MergeCo LLC and each of the undersigned parties identified therein.

10.3	Registration Rights Agreement, dated January 17, 2025, by and among Flowco Holdings Inc. and each other person identified on the schedule of investors attached thereto

10.4	Second Amended and Restated Limited Liability Company Agreement of Flowco MergeCo LLC, dated January 17, 2025

10.5	Stockholders Agreement, dated January 17, 2025, by and among Flowco Holdings Inc. and the persons and entities listed on the schedules attached thereto

10.6#	Flowco Holdings Inc. 2025 Equity and Incentive Plan (incorporated by reference to Exhibit 10.1 to Flowco Holdings Inc.’s Registration Statement on Form S-8, filed with the U.S. Securities and Exchange Commission on January 17, 2025).

10.7#	Form of Restricted Stock Unit Award Agreement (Employee) (incorporated by reference to Exhibit 10.8 to Flowco Holdings Inc.’s Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission on January 13, 2025).

10.8#	Form of Restricted Stock Unit Award Agreement (Non-Employee Director) (incorporated by reference to Exhibit 10.14 to Flowco Holdings Inc.’s Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission on January 13, 2025)

10.9	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.5 to Flowco Holdings Inc.’s Registration Statement on Form S-1, filed with the U.S. Securities and Exchange Commission on January 13, 2025)

#	Indicates management contract or compensatory plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWCO HOLDINGS INC.

By:	/s/ Joel Lambert
Name:	Joel Lambert
Title:	Senior Vice President, Secretary and General Counsel

Date: January 21, 2025